                                                                SUB-ITEM 77Q1(E)

                             MEMORANDUM OF AGREEMENT
                              (EXPENSE LIMITATIONS)

     This Memorandum of Agreement is entered into as of the Effective Date on the attached exhibits (the "Exhibits"), between AIM Counselor Series Trust (Invesco Counselor Series Trust), AIM Equity Funds (Invesco Equity Funds), AIM Funds Group (Invesco Funds Group), AIM Growth Series (Invesco Growth Series), AIM International Mutual Funds (Invesco International Mutual Funds), AIM Investment Funds (Invesco Investment Funds), AIM Investment Securities Funds (Invesco Investment Securities Funds), AIM Sector Funds (Invesco Sector Funds), AIM Tax-Exempt Funds (Invesco Tax-Exempt Funds), AIM Variable Insurance Funds (Invesco Variable Insurance Funds), Invesco California Municipal Income Trust, Invesco California Municipal Securities, Invesco California Quality Municipal Securities, Invesco High Yield Investments Fund, Inc., Invesco Municipal Income Opportunities Trust, Invesco Municipal Income Opportunities Trust II, Invesco Municipal Income Opportunities Trust III, Invesco Municipal Premium Income Trust, Invesco New York Quality Municipal Securities, Invesco Quality Municipal Income Trust, Invesco Quality Municipal Investment Trust, Invesco Quality Municipal Securities, Invesco Value Municipal Bond Trust, Invesco Value Municipal Income Trust, Invesco Value Municipal Securities, Invesco Value Municipal Trust, and Short-Term Investments Trust (each a "Trust" or, collectively, the "Trusts"), on behalf of the funds listed on the Exhibits to this Memorandum of Agreement (the "Funds"), and Invesco Advisers, Inc. ("Invesco"). Invesco shall and hereby agrees to waive fees or reimburse expenses of each Fund, on behalf of its respective classes as applicable, severally and not jointly, as indicated in the attached Exhibits.

     For and in consideration of the mutual terms and agreements set forth herein and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Trusts and Invesco agree as follows:

     For the Contractual Limits (listed in Exhibits A - D), the Trusts and Invesco agree until at least the expiration date set forth on the attached Exhibits A - D (the "Expiration Date") that Invesco will waive its fees or reimburse expenses to the extent that expenses of a class of a Fund (excluding
(i) interest; (ii) taxes; (iii) dividend expense on short sales; (iv) extraordinary or non-routine items, including litigation expenses; and (v) expenses that each Fund has incurred but did not actually pay because of an expense offset arrangement, if applicable) exceed the rate, on an annualized basis, set forth on the Exhibits of the average daily net assets allocable to such class. Acquired fund fees and expenses are not fees or expenses incurred by a fund directly but are expenses of the investment companies in which a fund invests. These fees and expenses are incurred indirectly through the valuation of a fund's investment in these investment companies. Acquired fund fees and expenses are required to be disclosed and included in the total annual fund operating expenses in the prospectus fee table. As a result, the net total annual fund operating expenses shown in the prospectus fee table may exceed the expense limits reflected in Exhibits A-D. With regard to the Contractual Limits, the Board of Trustees of the Trust and Invesco may terminate or modify this Memorandum of Agreement prior to the Expiration Date only by mutual written consent. Invesco will not have any right to reimbursement of any amount so waived or reimbursed.

     For the Contractual Limits, each of the Trusts and Invesco agree to review the then-current expense limitations for each class of each Fund listed on the Exhibits on a date prior to the Expiration Date to determine whether such limitations should be amended, continued or terminated. The expense limitations will expire upon the Expiration Date unless the Trusts and Invesco have agreed to continue them. The Exhibits will be amended to reflect any such agreement.

     For the Voluntary Limits (listed in Exhibits A - D), the Trusts and Invesco agree that these are not contractual in nature and that Invesco may establish, amend and/or terminate such expense limitations at any time in its sole discretion after consultation with the Funds' Boards of Trustees. Any delay or failure by Invesco to update this Memorandum of Agreement with regards to the terminations, extensions, or expirations of the Voluntary Limits shall have no effect on the term of such Voluntary Limitations; the Voluntary Limitations are listed herein for informational purposes only.

     It is expressly agreed that the obligations of each Trust hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents or employees of the Trusts personally, but shall only bind the assets and property of each Fund, as provided in each Trust's Agreement and Declaration of Trust. The execution and delivery of this Memorandum of Agreement have been authorized by the Trustees of the Trusts, and this Memorandum of Agreement has been executed and delivered by an authorized officer of the Trusts acting as such; neither such authorization by such Trustees nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the assets and property of the Funds, as provided in each Trust's Agreement and Declaration of Trust.

     IN WITNESS WHEREOF, each of the Trusts and Invesco have entered into this Memorandum of Agreement as of the Effective Dates on the attached Exhibits.

          AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)
          AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)
          AIM FUNDS GROUP (INVESCO FUNDS GROUP)
          AIM GROWTH SERIES (INVESCO GROWTH SERIES)
          AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS) AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)
          AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS) AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)
          AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)
          AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS) INVESCO CALIFORNIA MUNICIPAL INCOME TRUST
          INVESCO CALIFORNIA MUNICIPAL SECURITIES
          INVESCO CALIFORNIA QUALITY MUNICIPAL SECURITIES
          INVESCO HIGH YIELD INVESTMENTS FUND, INC.
          INVESCO MUNICIPAL INCOME OPPORTUNITIES TRUST
          INVESCO MUNICIPAL INCOME OPPORTUNITIES TRUST II
          INVESCO MUNICIPAL INCOME OPPORTUNITIES TRUST III
          INVESCO MUNICIPAL PREMIUM INCOME TRUST
          INVESCO NEW YORK QUALITY MUNICIPAL SECURITIES
          INVESCO QUALITY MUNICIPAL INCOME TRUST
          INVESCO QUALITY MUNICIPAL INVESTMENT TRUST
          INVESCO QUALITY MUNICIPAL SECURITIES
          INVESCO VALUE MUNICIPAL BOND TRUST
          INVESCO VALUE MUNICIPAL INCOME TRUST
          INVESCO VALUE MUNICIPAL SECURITIES
          INVESCO VALUE MUNICIPAL TRUST
          SHORT-TERM INVESTMENTS TRUST
          on behalf of the Funds listed in the Exhibits to this Memorandum of Agreement

          By:    /s/ John M. Zerr
                 ---------------------------------------------------------------
          Title: Senior Vice President

          INVESCO ADVISERS, INC.

          By:    /s/ John M. Zerr
                 --------------------------------------------------------------
          Title: Senior Vice President
                                                            as of April 30, 2012

                           EXHIBIT "A" - RETAIL FUNDS(1)

           AIM COUNSELOR SERIES TRUST (INVESCO COUNSELOR SERIES TRUST)

                                                       CONTRACTUAL/    EXPENSE     EFFECTIVE DATE OF       EXPIRATION
FUND                                                    VOLUNTARY     LIMITATION      CURRENT LIMIT            DATE
----------------------------------------------------   ------------   ----------   -----------------   -----------------
Invesco California Tax-Free Income Fund
  Class A Shares                                       Contractual      0.85%      February 12, 2010     June 30, 2012
  Class B Shares                                       Contractual      1.35%      February 12, 2010     June 30, 2012
  Class C Shares                                       Contractual      1.35%      February 12, 2010     June 30, 2012
  Class Y Shares                                       Contractual      0.60%      February 12, 2010     June 30, 2012

Invesco Core Plus Bond Fund
  Class A Shares                                       Contractual      0.75%        June 6, 2011        June 30, 2013
  Class B Shares                                       Contractual      1.50%        June 6, 2011        June 30, 2013
  Class C Shares                                       Contractual      1.50%        June 6, 2011        June 30, 2013
  Class R Shares                                       Contractual      1.00%        June 6, 2011        June 30, 2013
  Class Y Shares                                       Contractual      0.50%        June 6, 2011        June 30, 2013
  Institutional Class Shares                           Contractual      0.50%        June 6, 2011        June 30, 2013

Invesco Equally-Weighted S&P 500 Fund
  Class A Shares                                       Contractual      0.75%      February 12, 2010     June 30, 2012
  Class B Shares                                       Contractual      1.50%      February 12, 2010     June 30, 2012
  Class C Shares                                       Contractual      1.50%      February 12, 2010     June 30, 2012
  Class R Shares                                       Contractual      1.00%      February 12, 2010     June 30, 2012
  Class Y Shares                                       Contractual      0.50%      February 12, 2010     June 30, 2012

Invesco Floating Rate Fund
  Class A Shares                                       Contractual      1.50%       April 14, 2006     December 31, 2012
  Class C Shares                                       Contractual      2.00%       April 14, 2006     December 31, 2012
  Class R Shares                                       Contractual      1.75%       April 14, 2006     December 31, 2012
  Class Y Shares                                       Contractual      1.25%       October 3, 2008    December 31, 2012
  Institutional Class Shares                           Contractual      1.25%       April 14, 2006     December 31, 2012

Invesco S&P 500 Index Fund
  Class A Shares                                       Contractual      0.65%      February 12, 2010     June 30, 2012
  Class B Shares                                       Contractual      1.40%      February 12, 2010     June 30, 2012
  Class C Shares                                       Contractual      1.40%      February 12, 2010     June 30, 2012
  Class Y Shares                                       Contractual      0.40%      February 12, 2010     June 30, 2012

Invesco Global Real Estate Income Fund
  Class A Shares                                       Contractual      2.00%        July 1, 2009      December 31, 2012
  Class B Shares                                       Contractual      2.75%        July 1, 2009      December 31, 2012
  Class C Shares                                       Contractual      2.75%        July 1, 2009      December 31, 2012
  Class Y Shares                                       Contractual      1.75%        July 1, 2009      December 31, 2012
  Institutional Class Shares                           Contractual      1.75%        July 1, 2009      December 31, 2012

Invesco U.S. Quantitative Core Fund
  Class A Shares                                       Contractual      1.00%        July 1, 2009        June 30, 2012
  Class B Shares                                       Contractual      1.75%        July 1, 2009        June 30, 2012
  Class C Shares                                       Contractual      1.75%        July 1, 2009        June 30, 2012
  Class R Shares                                       Contractual      1.25%        July 1, 2009        June 30, 2012
  Class Y Shares                                       Contractual      0.75%        July 1, 2009        June 30, 2012
  Investor Class Shares                                Contractual      1.00%        July 1, 2009        June 30, 2012
  Institutional Class Shares                           Contractual      0.75%        July 1, 2009        June 30, 2012

Invesco Van Kampen American Franchise Fund
  Class A Shares                                       Contractual      1.05%        May 23, 2011        June 30, 2013
  Class B Shares                                       Contractual      1.22%(8)     May 23, 2011        June 30, 2013
  Class C Shares                                       Contractual      1.80%        May 23, 2011        June 30, 2013
  Class R Shares                                       Contractual      1.30%        May 23, 2011        June 30, 2013
  Class Y Shares                                       Contractual      0.80%        May 23, 2011        June 30, 2013
  Institutional Class Shares                           Contractual      0.80%        May 23, 2011        June 30, 2013

See page 14 for footnotes to Exhibit A.

                                                            as of April 30, 2012

                                                       CONTRACTUAL/    EXPENSE     EFFECTIVE DATE OF       EXPIRATION
FUND                                                    VOLUNTARY     LIMITATION      CURRENT LIMIT            DATE
----------------------------------------------------   ------------   ----------   -----------------   -----------------
Invesco Van Kampen Equity and Income Fund
  Class A Shares                                       Contractual      0.82%      February 12, 2010     June 30, 2012
  Class B Shares                                       Contractual      0.95%(8)   February 12, 2010     June 30, 2012
  Class C Shares                                       Contractual      1.57%      February 12, 2010     June 30, 2012
  Class R Shares                                       Contractual      1.07%      February 12, 2010     June 30, 2012
  Class Y Shares                                       Contractual      0.57%      February 12, 2010     June 30, 2012
  Institutional Class Shares                           Contractual      0.57%      February 12, 2010     June 30, 2012

Invesco Van Kampen Growth and Income Fund
  Class A Shares                                       Contractual      0.88%      February 12, 2010     June 30, 2012
  Class B Shares                                       Contractual      1.63%      February 12, 2010     June 30, 2012
  Class C Shares                                       Contractual      1.63%      February 12, 2010     June 30, 2012
  Class R Shares                                       Contractual      1.13%      February 12, 2010     June 30, 2012
  Class Y Shares                                       Contractual      0.63%      February 12, 2010     June 30, 2012
  Institutional Class Shares                           Contractual      0.63%      February 12, 2010     June 30, 2012

Invesco Van Kampen Pennsylvania Tax Free Income Fund
  Class A Shares                                       Contractual      1.13%      February 12, 2010     June 30, 2012
  Class B Shares                                       Contractual      1.88%      February 12, 2010     June 30, 2012
  Class C Shares                                       Contractual      1.88%      February 12, 2010     June 30, 2012
  Class Y Shares                                       Contractual      0.88%      February 12, 2010     June 30, 2012

Invesco Van Kampen Small Cap Growth Fund
  Class A Shares                                       Contractual      1.38%      February 12, 2010     June 30, 2012
  Class B Shares                                       Contractual      2.13%      February 12, 2010     June 30, 2012
  Class C Shares                                       Contractual      2.13%      February 12, 2010     June 30, 2012
  Class Y Shares                                       Contractual      1.13%      February 12, 2010     June 30, 2012

                     AIM EQUITY FUNDS (INVESCO EQUITY FUNDS)

                                                       CONTRACTUAL/    EXPENSE     EFFECTIVE DATE OF       EXPIRATION
FUND                                                    VOLUNTARY     LIMITATION      CURRENT LIMIT            DATE
----------------------------------------------------   ------------   ----------   -----------------   -----------------
Invesco Capital Development Fund
  Class A Shares                                       Contractual      2.00%         July 1, 2009     February 28, 2013
  Class B Shares                                       Contractual      2.75%         July 1, 2009     February 28, 2013
  Class C Shares                                       Contractual      2.75%         July 1, 2009     February 28, 2013
  Class R Shares                                       Contractual      2.25%         July 1, 2009     February 28, 2013
  Class Y Shares                                       Contractual      1.75%         July 1, 2009     February 28, 2013
  Investor Class Shares                                Contractual      2.00%         July 1, 2009     February 28, 2013
  Institutional Class Shares                           Contractual      1.75%         July 1, 2009     February 28, 2013

Invesco Charter Fund
  Class A Shares                                       Contractual      2.00%         July 1, 2009     February 28, 2013
  Class B Shares                                       Contractual      2.75%         July 1, 2009     February 28, 2013
  Class C Shares                                       Contractual      2.75%         July 1, 2009     February 28, 2013
  Class R Shares                                       Contractual      2.25%         July 1, 2009     February 28, 2013
  Class S Shares                                       Contractual      1.90%      September 25, 2009  February 28, 2013
  Class Y Shares                                       Contractual      1.75%         July 1, 2009     February 28, 2013
  Institutional Class Shares                           Contractual      1.75%         July 1, 2009     February 28, 2013

Invesco Constellation Fund
  Class A Shares                                       Contractual      2.00%         July 1, 2009     February 28, 2013
  Class B Shares                                       Contractual      2.75%         July 1, 2009     February 28, 2013
  Class C Shares                                       Contractual      2.75%         July 1, 2009     February 28, 2013
  Class R Shares                                       Contractual      2.25%         July 1, 2009     February 28, 2013
  Class Y Shares                                       Contractual      1.75%         July 1, 2009     February 28, 2013
  Institutional Class Shares                           Contractual      1.75%         July 1, 2009     February 28, 2013

See page 14 for footnotes to Exhibit A.

                                                            as of April 30, 2012

                                                       CONTRACTUAL/    EXPENSE     EFFECTIVE DATE OF       EXPIRATION
FUND                                                    VOLUNTARY     LIMITATION      CURRENT LIMIT            DATE
----------------------------------------------------   ------------   ----------   -----------------   -----------------

Invesco Disciplined Equity Fund
  Class Y Shares                                       Contractual      1.75%         July 14, 2009    February 28, 2013

Invesco Diversified Dividend Fund
  Class A Shares                                       Contractual      0.95%         July 18, 2011      June 30, 2013
  Class B Shares                                       Contractual      1.70%         July 18, 2011      June 30, 2013
  Class C Shares                                       Contractual      1.70%         July 18, 2011      June 30, 2013
  Class R Shares                                       Contractual      1.20%         July 18, 2011      June 30, 2013
  Class Y Shares                                       Contractual      0.70%         July 18, 2011      June 30, 2013
  Investor Class Shares                                Contractual      0.95%         July 18, 2011      June 30, 2013
  Institutional Class Shares                           Contractual      0.70%         July 18, 2011      June 30, 2013

Invesco Summit Fund
  Class A Shares                                       Contractual      2.00%         July 1, 2009     February 28, 2013
  Class B Shares                                       Contractual      2.75%         July 1, 2009     February 28, 2013
  Class C Shares                                       Contractual      2.75%         July 1, 2009     February 28, 2013
  Class P Shares                                       Contractual      1.85%         July 1, 2009     February 28, 2013
  Class S Shares                                       Contractual      1.90%      September 25, 2009  February 28, 2013
  Class Y Shares                                       Contractual      1.75%         July 1, 2009     February 28, 2013
  Institutional Class Shares                           Contractual      1.75%         July 1, 2009     February 28, 2013

                      AIM FUNDS GROUP (INVESCO FUNDS GROUP)

                                                       CONTRACTUAL/    EXPENSE     EFFECTIVE DATE OF       EXPIRATION
FUND                                                    VOLUNTARY     LIMITATION      CURRENT LIMIT            DATE
----------------------------------------------------   ------------   ----------   -----------------   -----------------
Invesco European Small Company Fund
  Class A Shares                                       Contractual      2.25%         July 1, 2009       April 30, 2013
  Class B Shares                                       Contractual      3.00%         July 1, 2009       April 30, 2013
  Class C Shares                                       Contractual      3.00%         July 1, 2009       April 30, 2013
  Class Y Shares                                       Contractual      2.00%         July 1, 2009       April 30, 2013

Invesco Global Core Equity Fund
  Class A Shares                                       Contractual      1.25%         May 23, 2011       June 30, 2013
  Class B Shares                                       Contractual      1.52%(8)      May 23, 2011       June 30, 2013
  Class C Shares                                       Contractual      2.00%         May 23, 2011       June 30, 2013
  Class R Shares                                       Contractual      1.50%         May 23, 2011       June 30, 2013
  Class Y Shares                                       Contractual      1.00%         May 23, 2011       June 30, 2013
  Institutional Class Shares                           Contractual      1.00%         May 23, 2011       June 30, 2013

Invesco International Small Company Fund
  Class A Shares                                       Contractual      2.25%         July 1, 2009       April 30, 2013
  Class B Shares                                       Contractual      3.00%         July 1, 2009       April 30, 2013
  Class C Shares                                       Contractual      3.00%         July 1, 2009       April 30, 2013
  Class Y Shares                                       Contractual      2.00%         July 1, 2009       April 30, 2013
  Institutional Class Shares                           Contractual      2.00%         July 1, 2009       April 30, 2013

Invesco Small Cap Equity Fund
  Class A Shares                                       Contractual      2.00%         July 1, 2009       April 30, 2013
  Class B Shares                                       Contractual      2.75%         July 1, 2009       April 30, 2013
  Class C Shares                                       Contractual      2.75%         July 1, 2009       April 30, 2013
  Class R Shares                                       Contractual      2.25%         July 1, 2009       April 30, 2013
  Class Y Shares                                       Contractual      1.75%         July 1, 2009       April 30, 2013
  Institutional Class Shares                           Contractual      1.75%         July 1, 2009       April 30, 2013

See page 14 for footnotes to Exhibit A.

                                                            as of April 30, 2012

                    AIM GROWTH SERIES (INVESCO GROWTH SERIES)

                                                       CONTRACTUAL/    EXPENSE     EFFECTIVE DATE OF       EXPIRATION
FUND                                                    VOLUNTARY     LIMITATION      CURRENT LIMIT            DATE
----------------------------------------------------   ------------   ----------   -----------------   -----------------
Invesco Balanced-Risk Retirement 2020 Fund(2)
  Class A Shares                                       Contractual      0.25%      November 4, 2009      April 30, 2013
  Class A5 Shares                                      Contractual      0.25%      February 12, 2010     April 30, 2013
  Class B Shares                                       Contractual      1.00%      November 4, 2009      April 30, 2013
  Class C Shares                                       Contractual      1.00%      November 4, 2009      April 30, 2013
  Class C5 Shares                                      Contractual      1.00%      February 12, 2010     April 30, 2013
  Class R Shares                                       Contractual      0.50%      November 4, 2009      April 30, 2013
  Class R5 Shares                                      Contractual      0.50%      February 12, 2010     April 30, 2013
  Class Y Shares                                       Contractual      0.00%      November 4, 2009      April 30, 2013
  Institutional Class Shares                           Contractual      0.00%      November 4, 2009      April 30, 2013

Invesco Balanced-Risk Retirement 2030 Fund(3)
  Class A Shares                                       Contractual      0.25%      November 4, 2009      April 30, 2013
  Class A5 Shares                                      Contractual      0.25%      February 12, 2010     April 30, 2013
  Class B Shares                                       Contractual      1.00%      November 4, 2009      April 30, 2013
  Class C Shares                                       Contractual      1.00%      November 4, 2009      April 30, 2013
  Class C5 Shares                                      Contractual      1.00%      February 12, 2010     April 30, 2013
  Class R Shares                                       Contractual      0.50%      November 4, 2009      April 30, 2013
  Class R5 Shares                                      Contractual      0.50%      February 12, 2010     April 30, 2013
  Class Y Shares                                       Contractual      0.00%      November 4, 2009      April 30, 2013
  Institutional Class Shares                           Contractual      0.00%      November 4, 2009      April 30, 2013

Invesco Balanced-Risk Retirement 2040 Fund(4)
  Class A Shares                                       Contractual      0.25%      November 4, 2009      April 30, 2013
  Class A5 Shares                                      Contractual      0.25%      February 12, 2010     April 30, 2013
  Class B Shares                                       Contractual      1.00%      November 4, 2009      April 30, 2013
  Class C Shares                                       Contractual      1.00%      November 4, 2009      April 30, 2013
  Class C5 Shares                                      Contractual      1.00%      February 12, 2010     April 30, 2013
  Class R Shares                                       Contractual      0.50%      November 4, 2009      April 30, 2013
  Class R5 Shares                                      Contractual      0.50%      February 12, 2010     April 30, 2013
  Class Y Shares                                       Contractual      0.00%      November 4, 2009      April 30, 2013
  Institutional Class Shares                           Contractual      0.00%      November 4, 2009      April 30, 2013

Invesco Balanced-Risk Retirement 2050 Fund(5)
   Class A Shares                                      Contractual      0.25%      November 4, 2009      April 30, 2013
   Class A5 Shares                                     Contractual      0.25%      February 12, 2010     April 30, 2013
   Class B Shares                                      Contractual      1.00%      November 4, 2009      April 30, 2013
   Class C Shares                                      Contractual      1.00%      November 4, 2009      April 30, 2013
   Class C5 Shares                                     Contractual      1.00%      February 12, 2010     April 30, 2013
   Class R Shares                                      Contractual      0.50%      November 4, 2009      April 30, 2013
   Class R5 Shares                                     Contractual      0.50%      February 12, 2010     April 30, 2013
   Class Y Shares                                      Contractual      0.00%      November 4, 2009      April 30, 2013
   Institutional Class Shares                          Contractual      0.00%      November 4, 2009      April 30, 2013

Invesco Balanced-Risk Retirement Now Fund(6)
  Class A Shares                                       Contractual      0.25%      November 4, 2009      April 30, 2013
  Class A5 Shares                                      Contractual      0.25%      February 12, 2010     April 30, 2013
  Class B Shares                                       Contractual      1.00%      November 4, 2009      April 30, 2013
  Class C Shares                                       Contractual      1.00%      November 4, 2009      April 30, 2013
  Class C5 Shares                                      Contractual      1.00%      February 12, 2010     April 30, 2013
  Class R Shares                                       Contractual      0.50%      November 4, 2009      April 30, 2013
  Class R5 Shares                                      Contractual      0.50%      February 12, 2010     April 30, 2013
  Class Y Shares                                       Contractual      0.00%      November 4, 2009      April 30, 2013
  Institutional Class Shares                           Contractual      0.00%      November 4, 2009      April 30, 2013

See page 14 for footnotes to Exhibit A.

                                                            as of April 30, 2012

                                                       CONTRACTUAL/    EXPENSE     EFFECTIVE DATE OF       EXPIRATION
FUND                                                    VOLUNTARY     LIMITATION      CURRENT LIMIT            DATE
----------------------------------------------------   ------------   ----------   -----------------   -----------------
Invesco Convertible Securities Fund
  Class A Shares                                       Contractual      1.11%         May 23, 2011       June 30, 2012
  Class B Shares                                       Contractual      1.86%         May 23, 2011       June 30, 2012
  Class C Shares                                       Contractual      1.86%         May 23, 2011       June 30, 2012
  Class Y Shares                                       Contractual      0.86%         May 23, 2011       June 30, 2012
  Institutional Class Shares                           Contractual      0.86%         May 23, 2011       June 30, 2012

Invesco Global Quantitative Core Fund
  Class A Shares                                       Contractual      2.25%         July 1, 2009       April 30, 2013
  Class B Shares                                       Contractual      3.00%         July 1, 2009       April 30, 2013
  Class C Shares                                       Contractual      3.00%         July 1, 2009       April 30, 2013
  Class R Shares                                       Contractual      2.50%         July 1, 2009       April 30, 2013
  Class Y Shares                                       Contractual      2.00%         July 1, 2009       April 30, 2013
  Institutional Class Shares                           Contractual      2.00%         July 1, 2009       April 30, 2013

Invesco Growth Allocation Fund
  Class A Shares                                       Contractual      0.37%         June 6, 2011       June 30, 2012
  Class B Shares                                       Contractual      1.12%         June 6, 2011       June 30, 2012
  Class C Shares                                       Contractual      1.12%         June 6, 2011       June 30, 2012
  Class R Shares                                       Contractual      0.62%         June 6, 2011       June 30, 2012
  Class S Shares                                       Contractual      0.27%         June 6, 2011       June 30, 2012
  Class Y Shares                                       Contractual      0.12%         June 6, 2011       June 30, 2012
  Institutional Class Shares                           Contractual      0.12%         June 6, 2011       June 30, 2012

Invesco Income Allocation Fund
  Class A Shares                                       Contractual      0.25%          May 1, 2012       April 30, 2013
  Class B Shares                                       Contractual      1.00%          May 1, 2012       April 30, 2013
  Class C Shares                                       Contractual      1.00%          May 1, 2012       April 30, 2013
  Class R Shares                                       Contractual      0.50%          May 1, 2012       April 30, 2013
  Class Y Shares                                       Contractual      0.00%          May 1, 2012       April 30, 2013
  Institutional Class Shares                           Contractual      0.00%          May 1, 2012       April 30, 2013

Invesco International Allocation Fund
  Class A Shares                                       Contractual      0.43%         July 1, 2009       April 30, 2012
  Class B Shares                                       Contractual      1.18%         July 1, 2009       April 30, 2012
  Class C Shares                                       Contractual      1.18%         July 1, 2009       April 30, 2012
  Class R Shares                                       Contractual      0.68%         July 1, 2009       April 30, 2012
  Class Y Shares                                       Contractual      0.18%         July 1, 2009       April 30, 2012
  Institutional Class Shares                           Contractual      0.18%         July 1, 2009       April 30, 2012

Invesco Mid Cap Core Equity Fund
  Class A Shares                                       Contractual      2.00%         July 1, 2009       April 30, 2013
  Class B Shares                                       Contractual      2.75%         July 1, 2009       April 30, 2013
  Class C Shares                                       Contractual      2.75%         July 1, 2009       April 30, 2013
  Class R Shares                                       Contractual      2.25%         July 1, 2009       April 30, 2013
  Class Y Shares                                       Contractual      1.75%         July 1, 2009       April 30, 2013
  Institutional Class Shares                           Contractual      1.75%         July 1, 2009       April 30, 2013

Invesco Moderate Allocation Fund
  Class A Shares                                       Contractual      0.37%         July 1, 2009       June 30, 2012
  Class B Shares                                       Contractual      1.12%         July 1, 2009       June 30, 2012
  Class C Shares                                       Contractual      1.12%         July 1, 2009       June 30, 2012
  Class R Shares                                       Contractual      0.62%         July 1, 2009       June 30, 2012
  Class S Shares                                       Contractual      0.27%      September 25, 2009    June 30, 2012
  Class Y Shares                                       Contractual      0.12%         July 1, 2009       June 30, 2012
  Institutional Class Shares                           Contractual      0.12%         July 1, 2009       June 30, 2012

Invesco Conservative Allocation Fund
  Class A Shares                                       Contractual      0.39%         July 1, 2009       June 30, 2012
  Class B Shares                                       Contractual      1.14%         July 1, 2009       June 30, 2012
  Class C Shares                                       Contractual      1.14%         July 1, 2009       June 30, 2012
  Class R Shares                                       Contractual      0.64%         July 1, 2009       June 30, 2012
  Class S Shares                                       Contractual      0.29%         June 6, 2011       June 30, 2012
  Class Y Shares                                       Contractual      0.14%         July 1, 2009       June 30, 2012
  Institutional Class Shares                           Contractual      0.14%         July 1, 2009       June 30, 2012

See page 14 for footnotes to Exhibit A.

                                                            as of April 30, 2012

                                                       CONTRACTUAL/    EXPENSE     EFFECTIVE DATE OF       EXPIRATION
FUND                                                    VOLUNTARY     LIMITATION      CURRENT LIMIT            DATE
----------------------------------------------------   ------------   ----------   -----------------   -----------------
Invesco Small Cap Growth Fund
  Class A Shares                                       Contractual      2.00%        July 1, 2009        April 30, 2013
  Class B Shares                                       Contractual      2.75%        July 1, 2009        April 30, 2013
  Class C Shares                                       Contractual      2.75%        July 1, 2009        April 30, 2013
  Class R Shares                                       Contractual      2.25%        July 1, 2009        April 30, 2013
  Class Y Shares                                       Contractual      1.75%        July 1, 2009        April 30, 2013
  Investor Class Shares                                Contractual      2.00%        July 1, 2009        April 30, 2013
  Institutional Class Shares                           Contractual      1.75%        July 1, 2009        April 30, 2013

Invesco Van Kampen Leaders Fund
  Class A Shares                                       Contractual      0.50%      February 12, 2010     June 30, 2012
  Class B Shares                                       Contractual      1.25%      February 12, 2010     June 30, 2012
  Class C Shares                                       Contractual      1.25%      February 12, 2010     June 30, 2012
  Class Y Shares                                       Contractual      0.25%      February 12, 2010     June 30, 2012

Invesco Van Kampen U.S. Mortgage Fund
  Class A Shares                                       Contractual      0.96%      February 12, 2010     June 30, 2012
  Class B Shares                                       Contractual      1.71%      February 12, 2010     June 30, 2012
  Class C Shares                                       Contractual      1.71%      February 12, 2010     June 30, 2012
  Class Y Shares                                       Contractual      0.71%      February 12, 2010     June 30, 2012
  Institutional Class Shares                           Contractual      0.71%      February 12, 2010     June 30, 2012

       AIM INTERNATIONAL MUTUAL FUNDS (INVESCO INTERNATIONAL MUTUAL FUNDS)

                                                       CONTRACTUAL/    EXPENSE     EFFECTIVE DATE OF       EXPIRATION
FUND                                                    VOLUNTARY     LIMITATION      CURRENT LIMIT            DATE
----------------------------------------------------   ------------   ----------   -----------------   -----------------
Invesco Asia Pacific Growth Fund
  Class A Shares                                       Contractual      2.25%        July 1, 2009      February 28, 2013
  Class B Shares                                       Contractual      3.00%        July 1, 2009      February 28, 2013
  Class C Shares                                       Contractual      3.00%        July 1, 2009      February 28, 2013
  Class Y Shares                                       Contractual      2.00%        July 1, 2009      February 28, 2013

Invesco European Growth Fund
  Class A Shares                                       Contractual      2.25%        July 1, 2009      February 28, 2013
  Class B Shares                                       Contractual      3.00%        July 1, 2009      February 28, 2013
  Class C Shares                                       Contractual      3.00%        July 1, 2009      February 28, 2013
  Class R Shares                                       Contractual      2.50%        July 1, 2009      February 28, 2013
  Class Y Shares                                       Contractual      2.00%        July 1, 2009      February 28, 2013
  Investor Class Shares                                Contractual      2.25%        July 1, 2009      February 28, 2013

Invesco Global Growth Fund
  Class A Shares                                       Contractual      1.32%      December 19, 2011   December 31, 2012
  Class B Shares                                       Contractual      2.07%      December 19, 2011   December 31, 2012
  Class C Shares                                       Contractual      2.07%      December 19, 2011   December 31, 2012
  Class Y Shares                                       Contractual      1.07%      December 19, 2011   December 31, 2012
  Institutional Class Shares                           Contractual      1.07%      December 19, 2011   December 31, 2012

Invesco Global Small & Mid Cap Growth Fund
  Class A Shares                                       Contractual      2.25%        July 1, 2009      February 28, 2013
  Class B Shares                                       Contractual      3.00%        July 1, 2009      February 28, 2013
  Class C Shares                                       Contractual      3.00%        July 1, 2009      February 28, 2013
  Class Y Shares                                       Contractual      2.00%        July 1, 2009      February 28, 2013
  Institutional Class Shares                           Contractual      2.00%        July 1, 2009      February 28, 2013

Invesco International Core Equity Fund
  Class A Shares                                       Contractual      2.25%        July 1, 2009      February 28, 2013
  Class B Shares                                       Contractual      3.00%        July 1, 2009      February 28, 2013
  Class C Shares                                       Contractual      3.00%        July 1, 2009      February 28, 2013
  Class R Shares                                       Contractual      2.50%        July 1, 2009      February 28, 2013
  Class Y Shares                                       Contractual      2.00%        July 1, 2009      February 28, 2013
  Investor Class Shares                                Contractual      2.25%        July 1, 2009      February 28, 2013
  Institutional Class Shares                           Contractual      2.00%        July 1, 2009      February 28, 2013

See page 14 for footnotes to Exhibit A.

                                                            as of April 30, 2012

                                                       CONTRACTUAL/    EXPENSE     EFFECTIVE DATE OF       EXPIRATION
FUND                                                    VOLUNTARY     LIMITATION      CURRENT LIMIT            DATE
----------------------------------------------------   ------------   ----------   -----------------   -----------------
Invesco International Growth Fund
  Class A Shares                                       Contractual      1.40%        May 23, 2011        June 30, 2013
  Class B Shares                                       Contractual      2.15%        May 23, 2011        June 30, 2013
  Class C Shares                                       Contractual      2.15%        May 23, 2011        June 30, 2013
  Class R Shares                                       Contractual      1.65%        May 23, 2011        June 30, 2013
  Class Y Shares                                       Contractual      1.15%        May 23, 2011        June 30, 2013
  Institutional Class Shares                           Contractual      1.15%        May 23, 2011        June 30, 2013

                 AIM INVESTMENT FUNDS (INVESCO INVESTMENT FUNDS)

                                                       CONTRACTUAL/    EXPENSE     EFFECTIVE DATE OF       EXPIRATION
FUND                                                    VOLUNTARY     LIMITATION      CURRENT LIMIT            DATE
----------------------------------------------------   ------------   ----------   -----------------   -----------------
Invesco Balanced-Risk Allocation Fund(7)
  Class A Shares                                       Contractual      1.04%      November 4, 2009    February 28, 2012
  Class B Shares                                       Contractual      1.79%      November 4, 2009    February 28, 2012
  Class C Shares                                       Contractual      1.79%      November 4, 2009    February 28, 2012
  Class R Shares                                       Contractual      1.29%      November 4, 2009    February 28, 2012
  Class Y Shares                                       Contractual      0.79%      November 4, 2009    February 28, 2012
  Institutional Class Shares                           Contractual      0.79%      November 4, 2009    February 28, 2012

Invesco Balanced-Risk Commodity Strategy Fund(10)
  Class A Shares                                       Contractual      1.22%      November 29, 2010   February 28, 2013
  Class B Shares                                       Contractual      1.97%      November 29, 2010   February 28, 2013
  Class C Shares                                       Contractual      1.97%      November 29, 2010   February 28, 2013
  Class R Shares                                       Contractual      1.47%      November 29, 2010   February 28, 2013
  Class Y Shares                                       Contractual      0.97%      November 29, 2010   February 28, 2013
  Institutional Class Shares                           Contractual      0.97%      November 29, 2010   February 28, 2013

Invesco China Fund
  Class A Shares                                       Contractual      2.25%        July 1, 2009      February 28, 2013
  Class B Shares                                       Contractual      3.00%        July 1, 2009      February 28, 2013
  Class C Shares                                       Contractual      3.00%        July 1, 2009      February 28, 2013
  Class Y Shares                                       Contractual      2.00%        July 1, 2009      February 28, 2013
  Institutional Class Shares                           Contractual      2.00%        July 1, 2009      February 28, 2013

Invesco Commodities Strategy Fund(11)
  Class A Shares                                       Contractual      1.25%      February 12, 2010     June 30, 2012
  Class B Shares                                       Contractual      2.00%      February 12, 2010     June 30, 2012
  Class C Shares                                       Contractual      2.00%      February 12, 2010     June 30, 2012
  Class R Shares                                       Contractual      1.50%      February 12, 2010     June 30, 2012
  Class Y Shares                                       Contractual      1.00%      February 12, 2010     June 30, 2012
  Institutional Class Shares                           Contractual      1.00%      February 12, 2010     June 30, 2012

Invesco Developing Markets Fund
  Class A Shares                                       Contractual      2.10%        May 23, 2011        June 30, 2012
  Class B Shares                                       Contractual      2.85%        May 23, 2011        June 30, 2012
  Class C Shares                                       Contractual      2.85%        May 23, 2011        June 30, 2012
  Class Y Shares                                       Contractual      1.85%        May 23, 2011        June 30, 2012
  Institutional Class Shares                           Contractual      1.85%        May 23, 2011        June 30, 2012

Invesco Emerging Markets Equity Fund
  Class A Shares                                       Contractual      1.85%        May 11, 2011      February 28, 2013
  Class C Shares                                       Contractual      2.60%        May 11, 2011      February 28, 2013
  Class R Shares                                       Contractual      2.10%        May 11, 2011      February 28, 2013
  Class Y Shares                                       Contractual      1.60%        May 11, 2011      February 28, 2013
  Institutional Class Shares                           Contractual      1.60%        May 11, 2011      February 28, 2013

Invesco Emerging Market Local Currency Debt Fund
  Class A Shares                                       Contractual      1.24%        June 14, 2010     February 28, 2013
  Class B Shares                                       Contractual      1.99%        June 14, 2010     February 28, 2013
  Class C Shares                                       Contractual      1.99%        June 14, 2010     February 28, 2013
  Class R Shares                                       Contractual      1.49%        June 14, 2010     February 28, 2013
  Class Y Shares                                       Contractual      0.99%        June 14, 2010     February 28, 2013
  Institutional Class Shares                           Contractual      0.99%        June 14, 2010     February 28, 2013

See page 14 for footnotes to Exhibit A.

                                                            as of April 30, 2012

                                                       CONTRACTUAL/    EXPENSE     EFFECTIVE DATE OF       EXPIRATION
FUND                                                    VOLUNTARY     LIMITATION      CURRENT LIMIT            DATE
----------------------------------------------------   ------------   ----------   -----------------   -----------------
Invesco Endeavor Fund
  Class A Shares                                       Contractual      2.00%        July 1, 2009      February 28, 2013
  Class B Shares                                       Contractual      2.75%        July 1, 2009      February 28, 2013
  Class C Shares                                       Contractual      2.75%        July 1, 2009      February 28, 2013
  Class R Shares                                       Contractual      2.25%        July 1, 2009      February 28, 2013
  Class Y Shares                                       Contractual      1.75%        July 1, 2009      February 28, 2013
  Institutional Class Shares                           Contractual      1.75%        July 1, 2009      February 28, 2013

Invesco Global Health Care Fund
  Class A Shares                                       Contractual      1.65%        May 23, 2011        June 30, 2012
  Class B Shares                                       Contractual      2.40%        May 23, 2011        June 30, 2012
  Class C Shares                                       Contractual      2.40%        May 23, 2011        June 30, 2012
  Class Y Shares                                       Contractual      1.40%        May 23, 2011        June 30, 2012
  Investor Class Shares                                Contractual      1.65%        May 23, 2011        June 30, 2012

Invesco International Total Return Fund
  Class A Shares                                       Contractual      1.10%       March 31, 2006     February 28, 2013
  Class B Shares                                       Contractual      1.85%       March 31, 2006     February 28, 2013
  Class C Shares                                       Contractual      1.85%       March 31, 2006     February 28, 2013
  Class Y Shares                                       Contractual      0.85%       October 3, 2008    February 28, 2013
  Institutional Class Shares                           Contractual      0.85%       March 31, 2006     February 28, 2013

Invesco Pacific Growth Fund
  Class A Shares                                       Contractual      1.88%      February 12, 2010     June 30, 2012
  Class B Shares                                       Contractual      2.63%      February 12, 2010     June 30, 2012
  Class C Shares                                       Contractual      2.63%      February 12, 2010     June 30, 2012
  Class R Shares                                       Contractual      2.13%      February 12, 2010     June 30, 2012
  Class Y Shares                                       Contractual      1.63%      February 12, 2010     June 30, 2012
  Institutional Class Shares                           Contractual      1.63%        May 23, 2011        June 30, 2012

Invesco Premium Income Fund
  Class A Shares                                       Contractual      0.89%      December 13, 2011   February 28, 2013
  Class C Shares                                       Contractual      1.64%      December 13, 2011   February 28, 2013
  Class R Shares                                       Contractual      1.14%      December 13, 2011   February 28, 2013
  Class Y Shares                                       Contractual      0.64%      December 13, 2011   February 28, 2013
  Institutional Class Shares                           Contractual      0.64%      December 13, 2011   February 28, 2013

Invesco Small Companies Fund
  Class A Shares                                       Contractual      2.00%        July 1, 2009      February 28, 2013
  Class B Shares                                       Contractual      2.75%        July 1, 2009      February 28, 2013
  Class C Shares                                       Contractual      2.75%        July 1, 2009      February 28, 2013
  Class R Shares                                       Contractual      2.25%        July 1, 2009      February 28, 2013
  Class Y Shares                                       Contractual      1.75%        July 1, 2009      February 28, 2013
  Institutional Class Shares                           Contractual      1.75%        July 1, 2009      February 28, 2013

      AIM INVESTMENT SECURITIES FUNDS (INVESCO INVESTMENT SECURITIES FUNDS)

                                                       CONTRACTUAL/    EXPENSE     EFFECTIVE DATE OF       EXPIRATION
FUND                                                    VOLUNTARY     LIMITATION      CURRENT LIMIT            DATE
----------------------------------------------------   ------------   ----------   -----------------   -----------------
Invesco Dynamics Fund
  Class A Shares                                       Contractual      2.00%        July 1, 2009        June 30, 2012
  Class B Shares                                       Contractual      2.75%        July 1, 2009        June 30, 2012
  Class C Shares                                       Contractual      2.75%        July 1, 2009        June 30, 2012
  Class R Shares                                       Contractual      2.25%        July 1, 2009        June 30, 2012
  Class Y Shares                                       Contractual      1.75%        July 1, 2009        June 30, 2012
  Investor Class Shares                                Contractual      2.00%        July 1, 2009        June 30, 2012
  Institutional Class Shares                           Contractual      1.75%        July 1, 2009        June 30, 2012

Invesco Global Real Estate Fund
  Class A Shares                                       Contractual      2.00%        July 1, 2009        June 30, 2012
  Class B Shares                                       Contractual      2.75%        July 1, 2009        June 30, 2012
  Class C Shares                                       Contractual      2.75%        July 1, 2009        June 30, 2012
  Class R Shares                                       Contractual      2.25%        July 1, 2009        June 30, 2012
  Class Y Shares                                       Contractual      1.75%        July 1, 2009        June 30, 2012
  Institutional Class Shares                           Contractual      1.75%        July 1, 2009        June 30, 2012

See page 14 for footnotes to Exhibit A.

                                                            as of April 30, 2012

                                                       CONTRACTUAL/    EXPENSE     EFFECTIVE DATE OF       EXPIRATION
FUND                                                    VOLUNTARY     LIMITATION      CURRENT LIMIT            DATE
----------------------------------------------------   ------------   ----------   -----------------   -----------------
Invesco High Yield Fund
  Class A Shares                                       Contractual      0.89%        June 6, 2011        June 30, 2013
  Class B Shares                                       Contractual      1.64%        June 6, 2011        June 30, 2013
  Class C Shares                                       Contractual      1.64%        June 6, 2011        June 30, 2013
  Class Y Shares                                       Contractual      0.64%        June 6, 2011        June 30, 2013
  Investor Class Shares                                Contractual      0.89%        June 6, 2011        June 30, 2013
  Institutional Class Shares                           Contractual      0.64%        June 6, 2011        June 30, 2013

Invesco High Yield Securities Fund
  Class A Shares                                       Contractual      2.13%      February 12, 2010     June 30, 2012
  Class B Shares                                       Contractual      2.63%      February 12, 2010     June 30, 2012
  Class C Shares                                       Contractual      2.73%      February 12, 2010     June 30, 2012
  Class Y Shares                                       Contractual      1.88%      February 12, 2010     June 30, 2012

Invesco Municipal Bond Fund
  Class A Shares                                       Contractual      0.70%        July 1, 2011        June 30, 2012
  Class B Shares                                       Contractual      1.45%        July 1, 2011        June 30, 2012
  Class C Shares                                       Contractual      1.45%        July 1, 2011        June 30, 2012
  Class Y Shares                                       Contractual      0.45%        July 1, 2011        June 30, 2012
  Investor Class Shares                                Contractual      0.70%        July 1, 2011        June 30, 2012

Invesco Real Estate Fund
   Class A Shares                                      Contractual      1.55%        May 23, 2011        June 30, 2012
   Class B Shares                                      Contractual      2.30%        May 23, 2011        June 30, 2012
   Class C Shares                                      Contractual      2.30%        May 23, 2011        June 30, 2012
   Class R Shares                                      Contractual      1.80%        May 23, 2011        June 30, 2012
   Class Y Shares                                      Contractual      1.30%        May 23, 2011        June 30, 2012
   Investor Class Shares                               Contractual      1.55%        May 23, 2011        June 30, 2012
   Institutional Class Shares                          Contractual      1.30%        May 23, 2011        June 30, 2012

Invesco Short Term Bond Fund
  Class A Shares                                       Contractual      0.56%        June 6, 2011        June 30, 2013
  Class C Shares                                       Contractual      0.91%(8)     March 4, 2009       June 30, 2013
  Class R Shares                                       Contractual      0.91%        March 4, 2009       June 30, 2013
  Class Y Shares                                       Contractual      0.41%        March 4, 2009       June 30, 2013
  Institutional Class Shares                           Contractual      0.41%        March 4, 2009       June 30, 2013

Invesco U.S. Government Fund
  Class A Shares                                       Contractual      1.03%        June 6, 2011        June 30, 2012
  Class B Shares                                       Contractual      1.78%        June 6, 2011        June 30, 2012
  Class C Shares                                       Contractual      1.78%        June 6, 2011        June 30, 2012
  Class R Shares                                       Contractual      1.28%        June 6, 2011        June 30, 2012
  Class Y Shares                                       Contractual      0.78%        June 6, 2011        June 30, 2012
  Investor Class Shares                                Contractual      1.03%        June 6, 2011        June 30, 2012
  Institutional Class Shares                           Contractual      0.78%        June 6, 3011        June 30, 2012

Invesco Van Kampen Corporate Bond Fund
  Class A Shares                                       Contractual      0.95%      February 12, 2010     June 30, 2012
  Class B Shares                                       Contractual      1.29%(8)     June 6, 2011        June 30, 2012
  Class C Shares                                       Contractual      1.65%(8)     June 6, 2011        June 30, 2012
  Class R Shares                                       Contractual      1.20%        June 6, 2011        June 30, 2012
  Class Y Shares                                       Contractual      0.70%      February 12, 2010     June 30, 2012
  Institutional Class Shares                           Contractual      0.70%      February 12, 2010     June 30, 2012

                     AIM SECTOR FUNDS (INVESCO SECTOR FUNDS)

                                                       CONTRACTUAL/    EXPENSE     EFFECTIVE DATE OF       EXPIRATION
FUND                                                    VOLUNTARY     LIMITATION      CURRENT LIMIT            DATE
----------------------------------------------------   ------------   ----------   -----------------   -----------------
Invesco Energy Fund
  Class A Shares                                       Contractual      2.00%        July 1, 2009       August 31, 2012
  Class B Shares                                       Contractual      2.75%        July 1, 2009       August 31, 2012
  Class C Shares                                       Contractual      2.75%        July 1, 2009       August 31, 2012
  Class Y Shares                                       Contractual      1.75%        July 1, 2009       August 31, 2012
  Investor Class Shares                                Contractual      2.00%        July 1, 2009       August 31, 2012
  Institutional Class Shares                           Contractual      1.75%        July 1, 2009       August 31, 2012

See page 14 for footnotes to Exhibit A.

                                                            as of April 30, 2012

                                                       CONTRACTUAL/    EXPENSE     EFFECTIVE DATE OF       EXPIRATION
FUND                                                    VOLUNTARY     LIMITATION      CURRENT LIMIT            DATE
----------------------------------------------------   ------------   ----------   -----------------   -----------------
Invesco Gold & Precious Metals Fund
  Class A Shares                                       Contractual      2.00%        July 1, 2009       August 31, 2012
  Class B Shares                                       Contractual      2.75%        July 1, 2009       August 31, 2012
  Class C Shares                                       Contractual      2.75%        July 1, 2009       August 31, 2012
  Class Y Shares                                       Contractual      1.75%        July 1, 2009       August 31, 2012
  Investor Class Shares                                Contractual      2.00%        July 1, 2009       August 31, 2012

Invesco Leisure Fund
  Class A Shares                                       Contractual      2.00%        July 1, 2009       August 31, 2012
  Class B Shares                                       Contractual      2.75%        July 1, 2009       August 31, 2012
  Class C Shares                                       Contractual      2.75%        July 1, 2009       August 31, 2012
  Class R Shares                                       Contractual      2.25%        July 1, 2009       August 31, 2012
  Class Y Shares                                       Contractual      1.75%        July 1, 2009       August 31, 2012
  Investor Class Shares                                Contractual      2.00%        July 1, 2009       August 31, 2012

Invesco Technology Fund
  Class A Shares                                       Contractual      1.76%        May 23, 2011        June 30, 2012
  Class B Shares                                       Contractual      2.51%        May 23, 2011        June 30, 2012
  Class C Shares                                       Contractual      2.51%        May 23, 2011        June 30, 2012
  Class Y Shares                                       Contractual      1.51%        May 23, 2011        June 30, 2012
  Investor Class Shares                                Contractual      1.76%        May 23, 2011        June 30, 2012
  Institutional Class Shares                           Contractual      1.51%        May 23, 2011        June 30, 2012

Invesco Technology Sector Fund
  Class A Shares                                       Contractual      2.00%      February 12, 2010     June 30, 2012
  Class B Shares                                       Contractual      2.75%      February 12, 2010     June 30, 2012
  Class C Shares                                       Contractual      2.75%      February 12, 2010     June 30, 2012
  Class Y Shares                                       Contractual      1.75%      February 12, 2010     June 30, 2012

Invesco Utilities Fund
  Class A Shares                                       Contractual      1.32%        May 23, 2011        June 30, 2013
  Class B Shares                                       Contractual      2.07%        May 23, 2011        June 30, 2013
  Class C Shares                                       Contractual      2.07%        May 23, 2011        June 30, 2013
  Class Y Shares                                       Contractual      1.07%        May 23, 2011        June 30, 2013
  Investor Class Shares                                Contractual      1.32%        May 23, 2011        June 30, 2013
  Institutional Class Shares                           Contractual      1.07%        May 23, 2011        June 30, 2013

Invesco Van Kampen American Value Fund
  Class A Shares                                       Contractual      1.41%      February 12, 2010     June 30, 2012
  Class B Shares                                       Contractual      1.65%(8)     May 23, 2011        June 30, 2012
  Class C Shares                                       Contractual      2.16%      February 12, 2010     June 30, 2012
  Class R Shares                                       Contractual      1.66%      February 12, 2010     June 30, 2012
  Class Y Shares                                       Contractual      1.16%      February 12, 2010     June 30, 2012
  Institutional Class Shares                           Contractual      1.16%      February 12, 2010     June 30, 2012

Invesco Van Kampen Comstock Fund
  Class A Shares                                       Contractual      0.89%      February 12, 2010     June 30, 2012
  Class B Shares                                       Contractual      1.64%      February 12, 2010     June 30, 2012
  Class C Shares                                       Contractual      1.64%      February 12, 2010     June 30, 2012
  Class R Shares                                       Contractual      1.14%      February 12, 2010     June 30, 2012
  Class Y Shares                                       Contractual      0.64%      February 12, 2010     June 30, 2012
  Institutional Class Shares                           Contractual      0.64%      February 12, 2010     June 30, 2012

Invesco Van Kampen Mid Cap Growth Fund
  Class A Shares                                       Contractual      1.40%      February 12, 2010     June 30, 2012
  Class B Shares                                       Contractual      2.15%      February 12, 2010     June 30, 2012
  Class C Shares                                       Contractual      2.15%      February 12, 2010     June 30, 2012
  Class R Shares                                       Contractual      1.65%      February 12, 2010     June 30, 2012
  Class Y Shares                                       Contractual      1.15%      February 12, 2010     June 30, 2012
  Institutional Class Shares                           Contractual      1.15%      February 12, 2010     June 30, 2012

See page 14 for footnotes to Exhibit A.

                                                            as of April 30, 2012

                                                       CONTRACTUAL/    EXPENSE     EFFECTIVE DATE OF       EXPIRATION
FUND                                                    VOLUNTARY     LIMITATION      CURRENT LIMIT            DATE
----------------------------------------------------   ------------   ----------   -----------------   -----------------
Invesco Van Kampen Small Cap Value Fund
  Class A Shares                                       Contractual      1.03%        May 23, 2011        June 30, 2012
  Class B Shares                                       Contractual      1.40%(8)     May 23, 2011        June 30, 2012
  Class C Shares                                       Contractual      1.78%        May 23, 2011        June 30, 2012
  Class Y Shares                                       Contractual      0.78%        May 23, 2011        June 30, 2012

Van Kampen Value Opportunities Fund
  Class A Shares                                       Contractual      1.41%      February 12, 2010     June 30, 2012
  Class B Shares                                       Contractual      2.16%      February 12, 2010     June 30, 2012
  Class C Shares                                       Contractual      2.16%      February 12, 2010     June 30, 2012
  Class R Shares                                       Contractual      1.66%        May 23, 2011        June 30, 2012
  Class Y Shares                                       Contractual      1.16%      February 12, 2010     June 30, 2012
  Institutional Class Shares                           Contractual      1.16%        May 23, 2011        June 30, 2012

                 AIM TAX-EXEMPT FUNDS (INVESCO TAX-EXEMPT FUNDS)

                                                       CONTRACTUAL/    EXPENSE     EFFECTIVE DATE OF       EXPIRATION
FUND                                                    VOLUNTARY     LIMITATION      CURRENT LIMIT            DATE
----------------------------------------------------   ------------   ----------   -----------------   -----------------
Invesco Van Kampen High Yield Municipal Fund
  Class A Shares                                       Contractual      0.87%      February 12, 2010     June 30, 2012
  Class B Shares                                       Contractual      1.62%      February 12, 2010     June 30, 2012
  Class C Shares                                       Contractual      1.62%      February 12, 2010     June 30, 2012
  Class Y Shares                                       Contractual      0.62%      February 12, 2010     June 30, 2012

Invesco Van Kampen Intermediate Term Municipal
  Income Fund
  Class A Shares                                       Contractual      0.75%        June 6, 2011        June 30, 2013
  Class B Shares                                       Contractual      1.50%        June 6, 2011        June 30, 2013
  Class C Shares                                       Contractual      1.50%        June 6, 2011        June 30, 2013
  Class Y Shares                                       Contractual      0.50%        June 6, 2011        June 30, 2013

Invesco Van Kampen Municipal Income Fund
  Class A Shares                                       Contractual      0.83%        June 6, 2011        June 30, 2013
  Class B Shares                                       Contractual      1.58%        June 6, 2011        June 30, 2013
  Class C Shares                                       Contractual      1.58%        June 6, 2011        June 30, 2013
  Class Y Shares                                       Contractual      0.58%        June 6, 2011        June 30, 2013

Invesco Van Kampen New York Tax Free Income Fund
  Class A Shares                                       Contractual      0.78%      February 12, 2010     June 30, 2012
  Class B Shares                                       Contractual      1.53%      February 12, 2010     June 30, 2012
  Class C Shares                                       Contractual      1.53%      February 12, 2010     June 30, 2012
  Class Y Shares                                       Contractual      0.53%      February 12, 2010     June 30, 2012

(1) The total operating expenses of any class of shares established after the date of this Memorandum of Agreement will be limited to the amount established for Class A Shares plus the difference between the new class 12b-1 rate and the Class A 12b-1 rate.

(2) Following the reorganization with Van Kampen 2020 Retirement Strategy and Van Kampen 2025 Retirement Strategy, the Fund's contractual limit through at least June 30, 2012 (excluding only items included in "notwithstanding" sentence discussed above) will be 0.41%, 1.16%, 0.66% and 0.16% for Class A5, C5, R5 and Y, respectively.

(3) Following the reorganization with Van Kampen 30 Retirement Strategy and Van Kampen 2035 Retirement Strategy, the Fund's contractual limit through at least June 30, 2012 (excluding only items included in "notwithstanding" sentence discussed above) will be 0.29%, 1.04%, 0.54% and 0.04% for Class A5, C5, R5 and Y, respectively.

(4) Following the reorganization with Van Kampen 2040 Retirement Strategy and Van Kampen 2045 Retirement Strategy, the Fund's contractual limit through at least June 30, 2012 (excluding only items included in "notwithstanding" sentence discussed above) will be 0.28%, 1.03%, 0.53% and 0.03% for Class A5, C5, R5 and Y, respectively.

(5) Following the reorganization with Van Kampen 50 Retirement Strategy, the Fund's contractual limit through at least June 30, 2012 (excluding only items included in "notwithstanding" sentence discussed above) will be 0.26%, 1.01%, 0.51% and 0.01% for Class A5, C5, R5 and Y, respectively.

                                                            as of April 30, 2012

(6) Following the reorganization with Van Kampen In Retirement, the Fund's contractual limit through at least June 30, 2012 (excluding only items included in "notwithstanding" sentence discussed above) will be 0.47%, 1.22%, 0.72% and 0.22% for Class A5, C5, R5 and Y, respectively.

(7) Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund I, Ltd.

(8) The expense limit shown is the expense limit after Rule 12b-1 fee waivers by Invesco Distributors, Inc.

(9) Invesco may establish, amend or terminate voluntary waivers at any time in its sole discretion after consultation with the Trust.

(10) Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund III, Ltd.

(11) Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund II, Ltd.

                                                            as of April 30, 2012

                EXHIBIT "B" - INSTITUTIONAL MONEY MARKET FUNDS(1,2)

                          SHORT-TERM INVESTMENTS TRUST

                                                       CONTRACTUAL/    EXPENSE     EFFECTIVE DATE OF       EXPIRATION
FUND                                                    VOLUNTARY     LIMITATION      CURRENT LIMIT            DATE
----------------------------------------------------   ------------   ----------   -----------------   -----------------
Government & Agency Portfolio
  Cash Management Class                                Contractual      0.22%(2)     July 1, 2009      December 31, 2012
  Corporate Class                                      Contractual      0.17%        July 1, 2009      December 31, 2012
  Institutional Class                                  Contractual      0.14%        July 1, 2009      December 31, 2012
  Personal Investment Class                            Contractual      0.69%(2)     July 1, 2009      December 31, 2012
  Private Investment Class                             Contractual      0.44%(2)     July 1, 2009      December 31, 2012
  Reserve Class                                        Contractual      1.01%(2)     July 1, 2009      December 31, 2012
  Resource Class                                       Contractual      0.30%(2)     July 1, 2009      December 31, 2012

Government Tax Advantage Portfolio
  Cash Management Class                                Contractual      0.22%(2)     July 1, 2009      December 31, 2012
  Corporate Class                                      Contractual      0.17%        July 1, 2009      December 31, 2012
  Institutional Class                                  Contractual      0.14%        July 1, 2009      December 31, 2012
  Personal Investment Class                            Contractual      0.69%(2)     July 1, 2009      December 31, 2012
  Private Investment Class                             Contractual      0.39%(2)     July 1, 2009      December 31, 2012
  Reserve Class                                        Contractual      1.01%(2)     July 1, 2009      December 31, 2012
  Resource Class                                       Contractual      0.30%(2)     July 1, 2009      December 31, 2012

Liquid Assets Portfolio
  Cash Management Class                                Contractual      0.22%(2)     July 1, 2009      December 31, 2012
  Corporate Class                                      Contractual      0.17%        July 1, 2009      December 31, 2012
  Institutional Class                                  Contractual      0.14%        July 1, 2009      December 31, 2012
  Personal Investment Class                            Contractual      0.69%(2)     July 1, 2009      December 31, 2012
  Private Investment Class                             Contractual      0.44%(2)     July 1, 2009      December 31, 2012
  Reserve Class                                        Contractual      1.01%(2)     July 1, 2009      December 31, 2012
  Resource Class                                       Contractual      0.34%        July 1, 2009      December 31, 2012

STIC Prime Portfolio
  Cash Management Class                                Contractual      0.22%(2)     July 1, 2009      December 31, 2012
  Corporate Class                                      Contractual      0.17%        July 1, 2009      December 31, 2012
  Institutional Class                                  Contractual      0.14%        July 1, 2009      December 31, 2012
  Personal Investment Class                            Contractual      0.69%(2)     July 1, 2009      December 31, 2012
  Private Investment Class                             Contractual      0.44%(2)     July 1, 2009      December 31, 2012
  Reserve Class                                        Contractual      1.01%(2)     July 1, 2009      December 31, 2012
  Resource Class                                       Contractual      0.30%(2)     July 1, 2009      December 31, 2012

Tax-Free Cash Reserve Portfolio(3)
  Cash Management Class                                Contractual      0.33%(2)     July 1, 2009      December 31, 2012
  Corporate Class                                      Contractual      0.28%        July 1, 2009      December 31, 2012
  Institutional Class                                  Contractual      0.25%        July 1, 2009      December 31, 2012
  Personal Investment Class                            Contractual      0.80%(2)     July 1, 2009      December 31, 2012
  Private Investment Class                             Contractual      0.50%(2)     July 1, 2009      December 31, 2012
  Reserve Class                                        Contractual      1.12%(2)     July 1, 2009      December 31, 2012
  Resource Class                                       Contractual      0.41%(2)     July 1, 2009      December 31, 2012

Treasury Portfolio
  Cash Management Class                                Contractual      0.22%(2)     July 1, 2009      December 31, 2012
  Corporate Class                                      Contractual      0.17%        July 1, 2009      December 31, 2012
  Institutional Class                                  Contractual      0.14%        July 1, 2009      December 31, 2012
  Personal Investment Class                            Contractual      0.69%(2)     July 1, 2009      December 31, 2012
  Private Investment Class                             Contractual      0.44%(2)     July 1, 2009      December 31, 2012
  Reserve Class                                        Contractual      1.01%(2)     July 1, 2009      December 31, 2012
  Resource Class                                       Contractual      0.30%(2)     July 1, 2009      December 31, 2012

(1) The expense rate excluding 12b-1 fees of any class of shares established after the date of this Memorandum of Agreement will be the same as existing classes.

(2) The expense limit shown is the expense limit after Rule 12b-1 fee waivers by Invesco Distributors, Inc.

(3) The expense limitation also excludes Trustees' fees and federal registration expenses.

                                                            as of April 30, 2012

                     EXHIBIT "C" - VARIABLE INSURANCE FUNDS

         AIM VARIABLE INSURANCE FUNDS (INVESCO VARIABLE INSURANCE FUNDS)

                                                       CONTRACTUAL/    EXPENSE     EFFECTIVE DATE OF       EXPIRATION
FUND                                                    VOLUNTARY     LIMITATION      CURRENT LIMIT            DATE
----------------------------------------------------   ------------   ----------   -----------------   -----------------
Invesco V.I. Balanced-Risk Allocation Fund(1)
  Series I Shares                                      Contractual      0.72%       January 1, 2012     June 30, 2013
  Series II Shares                                     Contractual      0.97%       January 1, 2012     June 30, 2013

Invesco V.I. Core Equity Fund
  Series I Shares                                      Contractual      1.30%       January 1, 2005     April 30, 2013
  Series II Shares                                     Contractual      1.45%       January 1, 2005     April 30, 2013

Invesco V.I. Diversified Dividend Fund
  Series I Shares                                      Contractual      0.77%         July 1, 2012      April 30, 2013
  Series II Shares                                     Contractual      1.02%         July 1, 2012      April 30, 2013

Invesco V.I. Diversified Income Fund
  Series I Shares                                      Contractual      0.75%         July 1, 2005      April 30, 2013
  Series II Shares                                     Contractual      1.00%         July 1, 2005      April 30, 2013

Invesco V.I. Equally-Weighted S&P 500 Fund
   Series I Shares                                     Contractual      0.37%      February 12, 2010    June 30, 2012
   Series II Shares                                    Contractual      0.62%      February 12, 2010    June 30, 2012

Invesco V.I. Global Health Care Fund
  Series I Shares                                      Contractual      1.30%        April 30, 2004     April 30, 2013
  Series II Shares                                     Contractual      1.45%        April 30, 2004     April 30, 2013

Invesco V.I. Global Real Estate Fund
  Series I Shares                                      Contractual      1.30%        April 30, 2004     April 30, 2013
  Series II Shares                                     Contractual      1.45%        April 30, 2004     April 30, 2013

Invesco V.I. Government Securities Fund
  Series I Shares                                      Contractual      0.70%         July 1, 2012      April 30, 2013
  Series II Shares                                     Contractual      0.95%         July 1, 2012      April 30, 2013

Invesco V.I. High Yield Fund
  Series I Shares                                      Contractual      0.80%         May 2, 2011       June 30, 2013
  Series II Shares                                     Contractual      1.05%         May 2, 2011       June 30, 2013

Invesco V.I. High Yield Securities Fund
  Series I Shares                                      Contractual      1.75%      February 12, 2010    June 30, 2012
  Series II Shares                                     Contractual      2.00%      February 12, 2010    June 30, 2012

(1) Includes waived fees or reimbursed expenses that Invesco receives from Invesco Cayman Commodity Fund IV, Ltd.

                                                            as of April 30, 2012

                                                       CONTRACTUAL/    EXPENSE     EFFECTIVE DATE OF       EXPIRATION
FUND                                                    VOLUNTARY     LIMITATION      CURRENT LIMIT            DATE
----------------------------------------------------   ------------   ----------   -----------------   -----------------
Invesco V.I. International Growth Fund
  Series I Shares                                      Contractual      1.11%         May 2, 2011       June 30, 2012
  Series II Shares                                     Contractual      1.36%         May 2, 2011       June 30, 2012

Invesco V.I. Mid Cap Core Equity Fund
  Series I Shares                                      Contractual      1.30%      September 10, 2001   April 30, 2013
  Series II Shares                                     Contractual      1.45%      September 10, 2001   April 30, 2013

Invesco V.I. Money Market Fund
  Series I Shares                                      Contractual      1.30%       January 1, 2005     April 30, 2013
  Series II Shares                                     Contractual      1.45%       January 1, 2005     April 30, 2013

Invesco V.I. S&P 500 Index Fund
  Series I Shares                                      Contractual      0.28%      February 12, 2010    June 30, 2012
  Series II Shares                                     Contractual      0.53%      February 12, 2010    June 30, 2012

Invesco V.I. Small Cap Equity Fund
  Series I Shares                                      Contractual      1.15%         July 1, 2005      April 30, 2013
  Series II Shares                                     Contractual      1.40%         July 1, 2005      April 30, 2013

Invesco V.I. Technology Fund
  Series I Shares                                      Contractual      1.30%        April 30, 2004     April 30, 2013
  Series II Shares                                     Contractual      1.45%        April 30, 2004     April 30, 2013

Invesco V.I. Utilities Fund
  Series I Shares                                      Contractual      0.93%      September 23, 2005   April 30, 2012
  Series II Shares                                     Contractual      1.18%      September 23, 2005   April 30, 2012

Invesco Van Kampen V.I. Capital Growth Fund
  Series I Shares                                      Contractual      0.94%         July 1, 2012      April 30, 2013
  Series II Shares                                     Contractual      1.19%         July 1, 2012      April 30, 2013

Invesco Van Kampen V.I. Comstock Fund
  Series I Shares                                      Contractual      0.72%         July 1, 2012      April 30, 2013
  Series II Shares                                     Contractual      0.97%         July 1, 2012      April 30, 2013

Invesco Van Kampen V.I. Equity and Income Fund
  Series I Shares                                      Contractual      0.70%      February 12, 2010    June 30, 2012
  Series II Shares                                     Contractual      0.75%(2)   February 12, 2010    June 30, 2012

Invesco V.I. Global Core Equity Fund
  Series I Shares                                      Contractual      0.94%         May 2, 2011       June 30, 2012
  Series II Shares                                     Contractual      1.19%         May 2, 2011       June 30, 2012

                                                            as of April 30, 2012

                                                       CONTRACTUAL/    EXPENSE     EFFECTIVE DATE OF       EXPIRATION
FUND                                                    VOLUNTARY     LIMITATION      CURRENT LIMIT            DATE
----------------------------------------------------   ------------   ----------   -----------------   -----------------
Invesco Van Kampen V.I. Growth and Income Fund
  Series I Shares                                      Contractual      0.72%         July 1, 2012      April 30, 2013
  Series II Shares                                     Contractual      0.97%         July 1, 2012      April 30, 2013

Invesco Van Kampen V.I. Mid Cap Growth Fund
  Series I Shares                                      Contractual      1.01%      February 12, 2010     June 30, 2012
  Series II Shares                                     Contractual      1.26%      February 12, 2010     June 30, 2012

Invesco Van Kampen V.I. Mid Cap Value Fund
  Series I Shares                                      Contractual      1.18%      February 12, 2010     June 30, 2012
  Series II Shares                                     Contractual      1.28%(2)   February 12, 2010     June 30, 2012

Invesco Van Kampen V.I. Value Opportunities Fund
  Series I Shares                                      Contractual      1.30%       January 1, 2005     April 30, 2013
  Series II Shares                                     Contractual      1.45%       January 1, 2005     April 30, 2013

(2) The expense limit shown is the expense limit after Rule 12b-1 fee waivers by Invesco Distributors, Inc.

                                                            as of April 30, 2012

                         EXHIBIT "D" - CLOSED-END FUNDS(1)

                    INVESCO CALIFORNIA MUNICIPAL INCOME TRUST

                                                       CONTRACTUAL/    EXPENSE     EFFECTIVE DATE OF       EXPIRATION
FUND                                                    VOLUNTARY     LIMITATION      CURRENT LIMIT            DATE
----------------------------------------------------   ------------   ----------   -----------------   -----------------
Invesco California Municipal Income Trust              Contractual      0.67%         June 1, 2010       June 30, 2012

                     INVESCO CALIFORNIA MUNICIPAL SECURITIES

                                                       CONTRACTUAL/    EXPENSE     EFFECTIVE DATE OF       EXPIRATION
FUND                                                    VOLUNTARY     LIMITATION      CURRENT LIMIT            DATE
----------------------------------------------------   ------------   ----------   -----------------   -----------------
Invesco California Municipal Securities                Contractual      0.70%         June 1, 2010       June 30, 2012

                INVESCO CALIFORNIA QUALITY MUNICIPAL SECURITIES

                                                       CONTRACTUAL/    EXPENSE     EFFECTIVE DATE OF       EXPIRATION
FUND                                                    VOLUNTARY     LIMITATION      CURRENT LIMIT            DATE
----------------------------------------------------   ------------   ----------   -----------------   -----------------
Invesco California Quality Municipal Securities        Contractual      0.70%        June 1, 2010        June 30, 2012

                   INVESCO HIGH YIELD INVESTMENTS FUND, INC.

                                                       CONTRACTUAL/    EXPENSE     EFFECTIVE DATE OF       EXPIRATION
FUND                                                    VOLUNTARY     LIMITATION      CURRENT LIMIT            DATE
----------------------------------------------------   ------------   ----------   -----------------   -----------------
Invesco High Yield Investments Fund, Inc.              Contractual      0.98%        June 1, 2010        June 30, 2012

                  INVESCO MUNICIPAL INCOME OPPORTUNITIES TRUST

                                                       CONTRACTUAL/    EXPENSE     EFFECTIVE DATE OF       EXPIRATION
FUND                                                    VOLUNTARY     LIMITATION      CURRENT LIMIT            DATE
----------------------------------------------------   ------------   ----------   -----------------   -----------------
Invesco Municipal Income Opportunities Trust           Contractual      0.73%        June 1, 2010        June 30, 2012

                 INVESCO MUNICIPAL INCOME OPPORTUNITIES TRUST II

                                                       CONTRACTUAL/    EXPENSE     EFFECTIVE DATE OF       EXPIRATION
FUND                                                    VOLUNTARY     LIMITATION      CURRENT LIMIT            DATE
----------------------------------------------------   ------------   ----------   -----------------   -----------------
Invesco Municipal Income Opportunities Trust II        Contractual      0.73%        June 1, 2010        June 30, 2012

                INVESCO MUNICIPAL INCOME OPPORTUNITIES TRUST III

                                                       CONTRACTUAL/    EXPENSE     EFFECTIVE DATE OF       EXPIRATION
FUND                                                    VOLUNTARY     LIMITATION      CURRENT LIMIT            DATE
----------------------------------------------------   ------------   ----------   -----------------   -----------------
Invesco Municipal Income Opportunities Trust III       Contractual      0.84%        June 1, 2010        June 30, 2012

                                                            as of April 30, 2012

                     INVESCO MUNICIPAL PREMIUM INCOME TRUST

                                                       CONTRACTUAL/    EXPENSE     EFFECTIVE DATE OF       EXPIRATION
FUND                                                    VOLUNTARY     LIMITATION      CURRENT LIMIT            DATE
----------------------------------------------------   ------------   ----------   -----------------   -----------------
Invesco Municipal Premium Income Trust                 Contractual      1.03%        June 1, 2010        June 30, 2012

                  INVESCO NEW YORK QUALITY MUNICIPAL SECURITIES

                                                       CONTRACTUAL/    EXPENSE     EFFECTIVE DATE OF       EXPIRATION
FUND                                                    VOLUNTARY     LIMITATION      CURRENT LIMIT            DATE
----------------------------------------------------   ------------   ----------   -----------------   -----------------
Invesco New York Quality Municipal Securities          Contractual      0.80%        June 1, 2010        June 30, 2012

                     INVESCO QUALITY MUNICIPAL INCOME TRUST

                                                       CONTRACTUAL/    EXPENSE     EFFECTIVE DATE OF       EXPIRATION
FUND                                                    VOLUNTARY     LIMITATION      CURRENT LIMIT            DATE
----------------------------------------------------   ------------   ----------   -----------------   -----------------
Invesco Quality Municipal Income Trust                 Contractual      0.70%        June 1, 2010        June 30, 2012

                   INVESCO QUALITY MUNICIPAL INVESTMENT TRUST

                                                       CONTRACTUAL/    EXPENSE     EFFECTIVE DATE OF       EXPIRATION
FUND                                                    VOLUNTARY     LIMITATION      CURRENT LIMIT            DATE
----------------------------------------------------   ------------   ----------   -----------------   -----------------
Invesco Quality Municipal Investment Trust             Contractual      0.70%        June 1, 2010        June 30, 2012

                      INVESCO QUALITY MUNICIPAL SECURITIES

                                                       CONTRACTUAL/    EXPENSE     EFFECTIVE DATE OF       EXPIRATION
FUND                                                    VOLUNTARY     LIMITATION      CURRENT LIMIT            DATE
----------------------------------------------------   ------------   ----------   -----------------   -----------------
Invesco Quality Municipal Securities                   Contractual      0.66%        June 1, 2010        June 30, 2012

                       INVESCO VALUE MUNICIPAL BOND TRUST

                                                       CONTRACTUAL/    EXPENSE     EFFECTIVE DATE OF       EXPIRATION
FUND                                                    VOLUNTARY     LIMITATION      CURRENT LIMIT            DATE
----------------------------------------------------   ------------   ----------   -----------------   -----------------
Invesco Value Municipal Bond Trust                     Contractual      1.00%        June 1, 2010        June 30, 2012

                      INVESCO VALUE MUNICIPAL INCOME TRUST

                                                       CONTRACTUAL/    EXPENSE     EFFECTIVE DATE OF       EXPIRATION
FUND                                                    VOLUNTARY     LIMITATION      CURRENT LIMIT            DATE
----------------------------------------------------   ------------   ----------   -----------------   -----------------
Invesco Value Municipal Income Trust                   Contractual      0.64%        June 1, 2010        June 30, 2012

                                                            as of April 30, 2012

                       INVESCO VALUE MUNICIPAL SECURITIES

                                                       CONTRACTUAL/    EXPENSE     EFFECTIVE DATE OF       EXPIRATION
FUND                                                    VOLUNTARY     LIMITATION      CURRENT LIMIT            DATE
----------------------------------------------------   ------------   ----------   -----------------   -----------------
Invesco Value Municipal Securities                     Contractual      0.54%        June 1, 2010        June 30, 2012

                          INVESCO VALUE MUNICIPAL TRUST

                                                       CONTRACTUAL/    EXPENSE     EFFECTIVE DATE OF       EXPIRATION
FUND                                                    VOLUNTARY     LIMITATION      CURRENT LIMIT            DATE
----------------------------------------------------   ------------   ----------   -----------------   -----------------
Invesco Value Municipal Trust                          Contractual      0.66%        June 1, 2010        June 30, 2012

(1) The total operating expenses of any class of shares established after the date of this Memorandum of Agreement will be limited to the amount established for Class A Shares plus the difference between the new class 12b-1 rate and the Class A 12b-1 rate.